UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 21, 2006

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                0-18348              06-1209796
(State or other                (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                         Exhibit Index Appears on page 4

ITEM 8.01.    OTHER EVENTS.

         On July 21, 2006, BE Aerospace, Inc. (the "Company") issued a press release announcing the consideration to be paid in connection with its cash tender offer and consent solicitation for any and all of its outstanding $175.0 million aggregate principal amount of 8 1/2% Senior Notes due 2010 (the "Notes"). A copy of the press release is attached hereto as Exhibit 99.1.

         On July 21, 2006, the Company issued a press release announcing that, in connection with its cash tender offer and consent solicitation, it has received the requisite consents from holders of the Notes to amend the indenture governing the Notes. A copy of the press is attached hereto as Exhibit 99.2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.


                               By /s/ Thomas P. McCaffrey
                                  ----------------------------------------------
                                  Name:  Thomas P. McCaffrey
                                  Title: Senior Vice President of Administration
                                         and Chief Financial Officer



Date:  July 24, 2006

                                  EXHIBIT INDEX


Exhibit No.            Description of Exhibits
---------------        ----------------------------
99.1                   Press release, dated July 21, 2006, issued by BE
                       Aerospace, Inc. announcing pricing for its tender offer and consent solicitation for 8 1/2% Senior Notes due
                       2010.

99.2 Press release, dated July 21, 2006, issued by BE Aerospace, Inc. announcing receipt of requisite consents for its tender offer and consent solicitation for 8 1/2% Senior Notes due 2010.